UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6320 Quadrangle Drive, Suite 360, Chapel Hill, NC	27517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of stockholders for Cempra, Inc. was held on May 20, 2014.

At the meeting, our stockholders elected three Class III members to our board of directors, each for a three-year term expiring at the annual meeting of stockholders in 2017, as follows:

Members	Number of Shares Voted For	Number of Shares Withheld (Includes Abstentions)	Broker Non-Votes
Richard Kent, M.D.	21,427,127	22,095	4,555,269
Garheng Kong, M.D., Ph.D.	21,425,829	23,393	4,555,269
P. Sherrill Neff	21,427,190	22,032	4,555,269

At the meeting, our stockholders also ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The vote for such ratification was 25,979,787 shares for, 20,304 shares against, 4,400 shares abstaining and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

Date: May 22, 2014	/s/ Mark W. Hahn
Mark W. Hahn, Chief Financial Officer